                                                                     Exhibit c.6

--------------                                                    --------------
    NUMBER                                                            SHARES
--------------                                                    --------------
   _______                                                           _______

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                            COLUMBIA THERMOSTAT FUND

                                SHARE CERTIFICATE


                                                                 CUSIP 53015P759

THIS CERTIFIES THAT ____________________________________________ is the owner of

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

________________________________________________________________________________
                                                                 ---------------
[NUMBER OF SHARES]                                               CUSIP 53015P759
                                                                 ---------------

                    CLASS A SHARES OF BENEFICIAL INTEREST OF

                            COLUMBIA THERMOSTAT FUND

a series of Liberty Acorn Trust, subject to the Agreement and Declaration of Trust, of Liberty Acorn Trust, as amended, on file with the Secretary of the Commonwealth of Massachusetts. This certification is executed by the Trust and is not binding upon any Trustee or officer of the Trust or shareholder of the Fund individually but is binding only upon the assets of the Fund.

This certificate is valid only when countersigned by the Transfer Agent.

   WITNESS the facsimile signature of the Trust's duly authorized officers.
      Dated ___________________, 2002
COUNTERSIGNED:
LIBERTY FUND SERVICES , INC.
By:                       TRANSFER AGENT

____________________               ___________________                 _________
AUTHORIZED SIGNATURE               ASSISTANT TREASURER                 PRESIDENT

ABBREVIATIONS

     The following abbreviations may be used on the face of this certificate.

Abbreviation     Equivalent                          Abbreviation     Equivalent
------------     ----------                          ------------     ----------
JT TEN           As joint tenants, with right of     TEN IN COM       As tenants in common
                 survivorship and not as tenants     TEN BY ENT       As tenants by the entity
                 in common                           UGTA             Under Uniform Gifts to Minors Act
                                                     UTMA             Uniform Transfer to Minors Act
ADM              Administrator                       FDN              Foundation
                 Administratrix                      PL               Public Law
AGMT             Agreement                           TR               Trustee
CUST             Custodian for                       UA               Under Agreement
EST              Estate of                           UW               Under Will
EX               Executor Executrix
FBO              For the benefit of


    Additional abbreviations may also be used though not in the above list.

================================================================================
                                  TRANSFER FORM

SOCIAL SECURITY OR TAXPAYER
IDENTIFICATION NUMBER OF ASSIGNEE ______________________________________________


The undersigned assigns to

________________________________________________________________________________
            (Please print or typewrite name and address of assignee)
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares
        (Indicate the number of shares to be redeemed. A new certificate will be used for any balance)

represented by this certificate and irrevocably appoints

The Secretary of the Trust _________________________________________ Attorney to
transfer said shares on the books of the Trust with full power of substitution

DO NOT SIGN THIS FORM UNLESS THE ASSIGNEE IS NAMED ABOVE

Dated
                                   This request must be signed exactly, as each owner is named on this certificate by every named owner.

SIGNATURE GUARANTEED BY            Signature ___________________________________
(Signature guarantees are subject
to acceptance in accordance with
the rules of the Transfer Agent)

================================================================================
                                 REDEMPTION FORM

The undersigned requests the redemption of

__________________________________________________________________________shares
        (Indicate the number of shares to be redeemed. A new certificate will be issued for any balance)

represented by this certificate.

                                   This request must be signed exactly as each owner is named on this certificate by every named owner.

SIGNATURE GUARANTEED BY            Signature ___________________________________

_________________________________
(Signature guarantees are subject
to acceptance in accordance with
the rules of the Transfer Agent.)
                                   _____________________________________________
                                                     Address
                                   _____________________________________________

LF-34028 4/02    000231